Goodwill (Tables)	12 Months Ended
Dec. 31, 2017
Goodwill.
Schedule of changes in Goodwill

	2017	2016	2015
	$m	$m	$m
Cost
At 1 January	11,969	12,113	11,868
Additions through business combinations (Note 25)	–	19	388
Exchange and other adjustments	174	(163)	(143)
At 31 December	12,143	11,969	12,113
Amortisation and impairment losses
At 1 January	311	313	318
Exchange and other adjustments	7	(2)	(5)
At 31 December	318	311	313
Net book value at 31 December	11,825	11,658	11,800